EXHIBIT 10.8

                PROMISSORY NOTE FROM SOUTH BEACH PARTNERS, LLC/
                           SOUTH BEACH ENTERTAINMENT

          PROMISSORY NOTE                    Title 11 of the United  States Code
                                             entitled   "Bankruptcy,"   or   any
                                             successor    thereto,     or    the
Principal Amount: US$100,000                 commencement of an involuntary case
Revolving Loan: January 1, 2002              thereunder     which     is     not
                                             controverted  within  10  days  and
     FOR  VALUE   RECEIVED,   SOUTH          dismissed   within  60  days  after
BEACH  PARTNERS,  LLC / SOUTH BEACH          commencement,  or (ii) a proceeding
ENTERTAINMENT with a head office at          under      any      reorganization,
420 Lincoln  Road,  Suite 301 Miami          arrangement,  adjustment  of  debt,
Beach, FL 33139,  (the "Borrower"),          relief  of  debtors,   dissolution,
promises  to pay to  the  order  of          insolvency   or    liquidation   or
Wilmington Rexford, Inc. a Delaware          similar  law  of  any  jurisdiction
corporation  with a head  office at          whether now or  hereafter in effect
515 SeaBreeze Blvd., Suite 530 Fort          or  the   commencement  of  such  a
Lauderdale,   Florida   33316  (the          proceeding     which     is     not
"Lender"),  on or  before  December          controverted  within  10  days  and
31,  2002 (in  accordance  with the          dismissed   within  60  days  after
terms  and   conditions  set  forth          commencement.
herein)  the  sum  of  ONE  HUNDRED
THOUSAND US DOLLARS ($100,000.00US)               The makers, endorsers, and all
(the  "Principal  Sum"),  in lawful          parties to this Note  hereby  waive
money  of  United  States  together          presentment  and  notice of demand,
with  interest on the Principal Sum          protest  and notice of protest  and
from  the date  that the  Principal          nonpayment of this note.
Sum is advanced to the  Borrower at
the  Interest  Rate  (the  "Loan").               The   makers   and   endorsers
"Interest  Rate"  means six percent          hereby  acknowledge  and agree that
(10%) per annum.                             they shall not be entitled,  at any
                                             time,  to set off any  amounts  due
     This loan shall be a revolving          hereunder,  including  any  accrued
loan and at no time exceed $100,000          but  unpaid  interest  against  any
USD. At any time monies or services          amounts  due  and  owing  by  South
will be  advanced  to  South  Beach          Beach  Partners,  LLC / South Beach
Partners,   LLC   /   South   Beach          Entertainment,  its  successors  or
Entertainment by Wilmington Rexford          assigns,  to the  Borrower,  or its
and  paid   back  by  South   Beach          successors or assigns.
Partners,   LLC   /   South   Beach
Entertainment.                                    Payment   of   this   Note  is
                                             secured by a first charge debenture
     All payments  shall be applied          in all assets of Borrower.
first   to   accrued   and   unpaid
interest    due   on   the   unpaid               Borrower  and  any  guarantors
Principal Sum.                               hereof agree to pay all  reasonable
                                             costs  of   collection,   including
     The  Borrower  may  repay  the          attorneys'  fees,  paid or incurred
Loan  in  whole  or in  part at any          by Note  Holder in  enforcing  this
time  prior to  December  31,  2002          Note on default.
without penalty.
                                                  This  Promissory Note shall be
     The    Lender    may    demand          governed  by the laws of the  State
repayment  of  the  Loan  upon  the          of Florida,  and the parties hereto
commencement by the Borrower or any          specifically    attorn    to    the
direct or  indirect  subsidiary  of          jurisdiction  of the  Courts in the
the  Borrower  of  (i) a  voluntary          State  of   Florida.
case  under

SOUTH  BEACH PARTNERS,  LLC / SOUTH
BEACH ENTERTAINMENT



Per:
    -------------------------------




Acknowledged and agreed to this 1st
day of January, 2002



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Wilmington Rexford, Inc.
Per:  Robert Taylor, President













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